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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement
No. 333-44058 of Carrier1 International S.A. and subsidiaries on Form S-3 of our report dated March 31, 2001, appearing in this Annual Report on Form 10-K of Carrier1 International S.A. and subsidiaries for the year ended December 31, 2000.

DELOITTE & TOUCHE EXPERTA AG

David Wilson            Aniko Smith

Zurich, Switzerland

April 2, 2001